UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                        Date of Report - October 22, 2004



                              CH ENERGY GROUP, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                            0-30512                           14-1804460
----------------------       -----------------------          ------------------
State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                        Number)
284 South Avenue, Poughkeepsie, New York                          12601-4879
----------------------------------------                      ----------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  On October 21, 2004, Registrant issued its third quarter 2004 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

                  This information is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 7.01         Regulation FD Disclosure.

                  See Item 2.02  Results of Operations and Financial Condition.


Item 9.01         Financial Statements and Exhibits.

                 (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CH ENERGY GROUP, INC.
                                                   (Registrant)


                                     By:             /s/  Donna S. Doyle
                                    -------------------------------------------
                                                  DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:    October 22, 2004

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                         Exhibit Description

     99 Press Release of CH Energy Group, Inc., issued October 21, 2004, relating to its third quarter 2004 earnings.